                                                                EXHIBIT 99.B24



                              POWER OF ATTORNEY



           The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                  Signature          Title           Date


     /s/ David W. Belin              Trustee         January 20, 1998
     ----------------------

                              POWER OF ATTORNEY


           The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                  Signature         Title          Date


     /s/ Lewis A. Burnham           Trustee        January 20, 1998
     ----------------------

                              POWER OF ATTORNEY


           The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                 Signature            Title          Date


     /s/ Donald L. Dunaway            Trustee        January 20, 1998
     ----------------------

                              POWER OF ATTORNEY


           The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                 Signature           Title          Date

     /s/ Robert B. Hoffman           Trustee        January 20, 1998
     ----------------------

                              POWER OF ATTORNEY


           The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                  Signature          Title           Date


     /s/ Donald R. Jones             Trustee         January 20, 1998
     ----------------------

                              POWER OF ATTORNEY


           The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                   Signature         Title           Date


     /s/ Shirley D. Peterson         Trustee         January 20, 1998
     -----------------------

                              POWER OF ATTORNEY


           The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                  Signature         Title            Date


     /s/ Daniel Pierce              Trustee          January 20, 1998
     ----------------------

                              POWER OF ATTORNEY



           The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                     Signature       Title           Date


     /s/ William P. Sommers          Trustee         January 20, 1998
     --------------------------

                              POWER OF ATTORNEY



           The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Plus Growth Fund.



                 Signature           Title           Date


     /s/ Edmond D. Villani           Trustee         January 20, 1998
     ----------------------